Exhibit 10.60

SFX ENTERTAINMENT, INC.

430 Park Avenue

New York, New York 10022

September 16, 2013

Totem OneLove Group Pty Ltd

Totem Industries Pty Ltd

Gentlemen:

Re:                             Amendment to Asset Contribution Agreement and Side Letter Agreement

Reference is made to that certain (i) Asset Contribution Agreement, dated as of May 15, 2013 (the “Asset Contribution Agreement”), by and among SFX Entertainment, Inc., a Delaware corporation (“Parent”), SFX-Totem Operating Pty Ltd, a proprietary limited company organized under the laws of Australia wholly owned by Parent (“Acquiror”), Totem OneLove Group Pty Ltd, a proprietary limited company organized under the laws of Australia (“Totem Onelove Group”), Totem Industries Pty Ltd, a proprietary limited company organized under the laws of Australia (“Totem Industries”, and together with Totem Onelove Group, the “Transferors”), the Shareholders and the Principals, and (ii) side letter agreement, dated June 2013 (the “Side Letter Agreement”), by and among the Acquiring Parties and the Transferor Parties.  All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Asset Contribution Agreement.

In consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.                                      Amendment to Asset Contribution Agreement. The Asset Contribution Agreement is hereby amended as follows:

A.                                    Section 2.5 is hereby amended such that the reference to AUS$60,000,000 in subclause (i) thereof shall be replaced with a reference to AUS$70,000,000.

B.                                    Article 2 is hereby amended such that the following shall be added as a new Section 2.10:

“2.10                  Additional Cash Payment.   If the Closing occurs and this Agreement is not terminated in accordance with Article 10, the Acquiring Parties shall pay or cause to be paid to, or as directed by, the Transferors AUS$5,000,000 in cash on February 28, 2014 (or such earlier date as determined by Parent in its sole discretion) by wire transfer to one or more accounts designated by the Transferors at least one (1) Business Day prior to such date.”

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C.                                    Article 2 is hereby amended such that the following shall be added as a new Section 2.11:

“2.11                  Earn-Out.   If the Closing occurs and this Agreement is not terminated in accordance with Article 10, Parent agrees to make an additional payment to the Transferors in the amount of AUS$10,000,000 (the “Earn-Out Payment”) upon the terms and subject to the conditions of this Section 2.11, for the one-year period from and including January 1, 2014 through and including December 31, 2014 (the “Earn-Out Period”), which Earn-Out Payment, if any, will be paid to the Transferors in accordance with Section 2.11(e) below.

(a)                                 Earn-Out Payment Amount.

(i)                                     If Acquiror’s EBITDA for the Earn-Out Period exceeds AUS$18,000,000, the Earn-Out Payment shall be equal to AUS$10,000,000.

(ii)                                  If Acquiror’s EBITDA for the Earn-Out Period equals or is less than AUS$18,000,000, no Earn-Out Payment shall be due or payable to the Transferors.

(b)                                 Earn-Out Statement.  Within ninety (90) days after the end of the Earn-Out Period, Parent shall calculate Acquiror’s EBITDA for the Earn-Out Period and shall deliver to the Transferors a report setting forth in reasonable detail the amount of Acquiror’s EBITDA for the Earn-Out Period (the “Earn-Out Statement”).

(c)                                  Disputed Earn-Out Statement.  Within 30 days after the Transferors’ receipt of the Earn-Out Statement, the Transferors shall deliver to Parent a written statement either accepting the Earn-Out Statement or specifying any objections thereto in reasonable detail (an “Earn-Out Objections Statement”), which objections shall be in reasonable detail describing the nature and amount of the disagreement(s) asserted.  If the Transferors do not deliver an Earn-Out Objections Statement within such 30-day period, then the Earn-Out Statement shall become final and binding upon all Parties.  If the Transferors do deliver an Earn-Out Objections Statement within such 30-day period, then the Transferors and Parent shall negotiate in good faith for 15 days following Parent’s receipt of such Earn-Out Objections Statement to resolve such objections (any unresolved objection, an “Earn-Out Dispute”).  After such 15-day period, any item or matter set forth in the Earn-Out Statement that is not an Earn-Out Dispute shall become final and binding upon all parties.  If Parent and the Transferors are unable to resolve all objections during such 15-day period, then any remaining Earn-Out Disputes, and only such remaining Earn-Out Disputes, shall be resolved by an independent accounting firm mutually selected by Parent and the Transferors (the “Accounting Firm”).  The Accounting Firm shall be instructed to resolve any such remaining Earn-Out Disputes in accordance with the terms of this Agreement within 30 days after its appointment (or such longer period as the Parent and the Transferors may agree).  The resolution of such Earn-Out Disputes by the

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Accounting Firm (i) shall be set forth in writing, (ii) shall be within the range of dispute between Parent and the Transferors, (iii) shall constitute an arbitral award, and (iv) shall be conclusive and binding upon all the parties upon which a judgment may be rendered by a court having proper jurisdiction thereover.  Upon delivery of such resolution, the Earn-Out Statement, as modified in accordance with such resolution, shall become final and binding upon all parties.

(d)                                 The fees, costs and expenses of the Accounting Firm shall be borne by either Parent or the Transferors as follows:  (i) if as a result of the Accounting Firm’s resolution of all Earn-Out Disputes, the Earn-Out Payment shall become due and payable in accordance with Section 2.11(a), then Parent shall bear the fees, costs and expenses of the Accounting Firm, and (ii) if following the Accounting Firm’s resolution of all Earn-Out Disputes, no Earn-Out Payment shall be due or payable in accordance with Section 2.11(a), then the Transferors shall bear the fees, costs and expenses of the Accounting Firm.

(e)                                  Parent shall pay to the Transferors the Earn-Out Payment due and payable in accordance with Section 2.11(a), if any, as follows:

(i)                                     Parent shall pay to the Transferors, on or before the tenth (10th) Business Day following the date that the Earn-Out Statement becomes final, binding and conclusive in accordance with Section 2.11(c) above (the date on which such payment is made being referred to as the “Earn-Out Period Payment Date”), the Earn-Out Payment (if such Earn-Out Payment shall become due and payable to the Transferors under the terms of Section 2.11(a)).  Such Earn-Out Payment, if any, shall be payable as follows: (A) an amount in cash determined by Parent in its sole discretion, provided that such amount shall not exceed fifty percent (50%) of the aggregate Earn-Out Payment and (B) the remainder paid in restricted (within the meaning of Rule 144 under the Securities Act) shares of Parent Common Stock (the “Stock Earn-Out Payment”).  For purposes of determining the aggregate number of shares of Parent Common Stock to be issued as the Stock Earn-Out Payment (the “Earn-Out Shares”), if any, such number of Earn-Out Shares shall be equal to (x) the portion of the Earn-Out Payment not paid in cash divided by (y) the closing price of Parent Common stock on the trading day immediately preceding the date on which the Earn-Out Payment is paid.  The cash portion of such Earn-Out Payment, if any, shall be paid by wire transfer of immediately available funds to an account designated by the Transferors prior to the Earn-Out Period Payment Date.

(ii)                                  Notwithstanding anything in this Agreement to the contrary, the Earn-Out Payment for the Earn-Out Period, if any, shall constitute part of the Consideration for the contribution, sale, transfer, assignment, conveyance and delivery of the Transferred Assets under this Agreement, and shall not be construed as consideration for the services of the Members in their respective capacities as an employee or officer of Parent or any of its Affiliates.”

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D.                                    Article 10 is hereby amended such that all references to “September 30, 2013” contained therein shall be replaced by a reference to “October 31, 2013”.

E.                                     Except as set forth above, the Asset Contribution Agreement remains in full force and effect.

2.                                      Amendment to Side Letter Agreement. The Side Letter Agreement is hereby amended such that all references to “September 30, 2013” contained therein shall be replaced by a reference to “October 31, 2013”.  Except as set forth above, the Side Letter Agreement remains in full force and effect.

3.                                      Miscellaneous.  This letter agreement is subject to all of the terms, conditions and limitations set forth in Article 11 of the Asset Contribution Agreement, which sections are hereby incorporated into this letter agreement, mutatis mutandis, as if they were set forth in their entirety herein.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto caused this letter agreement to be duly executed as of the date first written above.

SIGNED by SHELLY FINKEL as	)
authorised representative for SFX	)
ENTERTAINMENT, INC. in the	)
presence of:	)
)
)
/s/ Alyson Muldoon	)
Signature of witness	)	/s/ Richard Rosenstein
	)	By executing this agreement the
	)	signatory warrants that the signatory
ALYSON MULDOON	)	is duly authorised to execute this
Name of witness (block letters))		agreement on behalf of
	)	SFX ENTERTAINMENT, INC.

SIGNED by JAMES BEATTY as	)
authorised representative for SFX-)
TOTEM OPERATING PTY LTD	)
in the presence of:	)
)
)
/s/ Graham Charles McElvenny	)
Signature of witness	)
)
	)	/s/ James Beatty
GRAHAM CHARLES MCELVENNY	)	By executing this agreement the
Name of witness (block letters))		signatory warrants that the signatory
	)	is duly authorised to execute this
	)	agreement on behalf of
SFX-TOTEM OPERATING PTY LTD

[Signature Page to SFX-Totem September Side Letter Agreement]

SIGNED by DROR EREZ as	)
authorised representative for	)
TOTEM ONELOVE GROUP	)
PTY LTD in the presence of:	)
)
)
/s/ Damien Kease	)	/s/ Dror Erez
Signature of witness	)	By executing this agreement the
	)	signatory warrants that the signatory
	)	is duly authorised to execute this
DAMIEN KEASE	)	agreement on behalf of TOTEM
Name of witness (block letters))		ONELOVE GROUP PTY LTD

SIGNED by RICHARD MARK	)
MCNEILL as authorised	)
representative for TOTEM	)
ONELOVE GROUP PTY LTD in	)
the presence of:	)
)
)
/s/ Damien Kease	)	/s/ Richard Mark McNeill
Signature of witness	)	By executing this agreement the
	)	signatory warrants that the signatory
	)	is duly authorised to execute this
DAMIEN KEASE	)	agreement on behalf of TOTEM
Name of witness (block letters))		ONELOVE GROUP PTY LTD

SIGNED by RICHARD MARK	)
MCNEILL as authorised	)
representative for TOTEM	)
INDUSTRIES PTY LTD in the	)
presence of:	)
)
)
/s/ Damien Kease	)	/s/ Richard Mark McNeill
Signature of witness	)	By executing this agreement the
	)	signatory warrants that the signatory
	)	is duly authorised to execute this
DAMIEN KEASE	)	agreement on behalf of
Name of witness (block letters))		TOTEM INDUSTRIES PTY LTD

[Signature Page to SFX-Totem September Side Letter Agreement]

SIGNED by FRANCESCO	)
COTELA as authorised	)
representative for ARTISTS	)
ALLIANCE AUSTRALASIA	)
PTY LTD (IN ITS CAPACITY AS	)
TRUSTEE OF THE F COTELA	)
FAMILY TRUST) in the presence	)
of:	)
	)	/s/ Francesco Cotela
	)	By executing this agreement the
/s/ Damien Kease	)	signatory warrants that the signatory
Signature of witness	)	is duly authorised to execute this
	)	agreement on behalf of
	)	ARTISTS ALLIANCE
DAMIEN KEASE		AUSTRALASIA PTY LTD (IN ITS
Name of witness (block letters)		CAPACITY AS TRUSTEE OF
THE F COTELA FAMILY
TRUST)

SIGNED by RICHARD MARK	)
MCNEILL as authorised	)
representative for BEGGARS	)
CANYON INVESTMENTS PTY	)
LTD (IN ITS CAPACITY AS	)
TRUSTEE OF THE	)
SKYWALKER FAMILY	)
TRUST) in the presence of:	)
	)	/s/ Richard Mark McNeill
	)	By executing this agreement the
/s/ Damien Kease	)	signatory warrants that the signatory
Signature of witness	)	is duly authorised to execute this
	)	agreement on behalf of
	)	BEGGARS CANYON
DAMIEN KEASE		INVESTMENTS PTY LTD (IN ITS
Name of witness (block letters)		CAPACITY AS TRUSTEE OF
THE SKYWALKER FAMILY
TRUST)

[Signature Page to SFX-Totem September Side Letter Agreement]

SIGNED by DROR EREZ as	)
authorised representative for	)
DEYSON PTY LTD (IN ITS	)
CAPACITY AS TRUSTEE OF	)
THE DEYSON TRUST) in the	)
presence of:	)
)
)
/s/ Damien Kease	)	/s/ Dror Erez
Signature of witness	)	By executing this agreement the
	)	signatory warrants that the signatory
	)	is duly authorised to execute this
DAMIEN KEASE	)	agreement on behalf of
Name of witness (block letters))		DEYSON PTY LTD (IN ITS
CAPACITY AS TRUSTEE OF
THE DEYSON TRUST)

SIGNED by SIMON GREGORY	)
COYLE as authorised	)
representative for SELLMARK	)
INTERNATIONAL PTY LTD	)
(IN ITS CAPACITY AS TRUSTEE	)
OF THE ROBOT SAMBA	)
TRUST) in the presence of:	)
)
	)	/s/ Simon Gregory Coyle
/s/ Damien Kease	)	By executing this agreement the
Signature of witness	)	signatory warrants that the signatory
	)	is duly authorised to execute this
	)	agreement on behalf of
DAMIEN KEASE	)	SELLMARK INTERNATIONAL
Name of witness (block letters)		PTY LTD (IN ITS CAPACITY AS
TRUSTEE OF THE ROBOT
SAMBA TRUST)

[Signature Page to SFX-Totem September Side Letter Agreement]

SIGNED by PETER JOHN	)
RAFTOPOULOS (IN HIS	)
CAPACITY AS TRUSTEE OF	)
THE RAFF FAMILY TRUST) in	)
the presence of:	)
)
)
/s/ Damien Kease	)
Signature of witness	)	/s/ Peter John Raftopoulos
	)	Signature of PETER JOHN
	)	RAFTOPOULOS
DAMIEN KEASE	)
Name of witness (block letters)

SIGNED by FRANCESCO	)
COTELA (IN HIS PERSONAL	)
CAPACITY) in the presence of:	)
)
)
/s/ Damien Kease	)
Signature of witness	)
	)	/s/ Francesco Cotela
DAMIEN KEASE	)	Signature of FRANCESCO
Name of witness (block letters))		COTELA

SIGNED by SIMON GREGORY	)
COYLE (IN HIS PERSONAL	)
CAPACITY) in the presence of:	)
)
)
/s/ Damien Kease	)
Signature of witness	)
	)	/s/ Simon Gregory Coyle
DAMIEN KEASE	)	Signature of SIMON GREGORY
Name of witness (block letters))		COYLE

[Signature Page to SFX-Totem September Side Letter Agreement]

SIGNED by DROR EREZ (IN	)
HIS PERSONAL CAPACITY) in	)
the presence of:	)
)
)
/s/ Damien Kease	)
Signature of witness	)
	)	/s/ Dror Erez
DAMIEN KEASE	)	Signature of DROR EREZ
Name of witness (block letters))

SIGNED by RICHARD MARK	)
MCNEILL (IN HIS PERSONAL	)
CAPACITY) in the presence of:	)
)
)
/s/ Damien Kease	)
Signature of witness	)
	)	/s/ Richard Mark McNeill
DAMIEN KEASE	)	Signature of RICHARD MARK
Name of witness (block letters))		MCNEILL

SIGNED by PETER JOHN	)
RAFTOPOULOS (IN HIS	)
PERSONAL CAPACITY) in the	)
presence of:	)
)
)
/s/ Damien Kease	)
Signature of witness	)	/s/ Peter John Raftopoulos
	)	Signature of PETER JOHN
DAMIEN KEASE	)	RAFTOPOULOS
Name of witness (block letters)

[Signature Page to SFX-Totem September Side Letter Agreement]